                                              *TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(B)(4),
                                                            200.83 AND 240.24B-2

                                  EXHIBIT 10.40

           AMENDMENT TO THE SENIOR LINE OF CREDIT AGREEMENT AND NOTES

         This is an Amendment to the Senior Line of Credit Agreement between Aries Domestic Fund, L.P., The Aries Fund, a Cayman Islands Trust (collectively, the "Funds"), and Xenometrix, Inc. (the "Company"), dated September 25, 1997 (the "Agreement") and the Amendment of March 25, 1998 extending the Maturity Date of all of the Notes to May 25th, 1998.

         Whereas, Xenometrix is engaged in discussions with [ * ] that may lead to the sale of the Company, and;

         Whereas, Xenometrix has demonstrated evidence of a pending agreement for [ * ] through the attached Letter of Intent signed by [ * ] and Xenometrix, which contains specific provisions for the repayment of the Notes, and;

         Whereas, the existing line of credit, due to be retired on May 25, 1998, represents a potential impediment to the effective implementation of the [ * ];

         Now therefore, the Parties agree to amend the Agreement as follows:

         The Funds agree to extend the Maturity Date of all of the Notes issued under the Agreement to June 25, 1998.

         All other terms of the Agreement, as amended, will continue to be in full force during the extension period.

         In witness whereof, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representative as of the day and year written below.


XENOMETRIX, INC.                       THE ARIES FUND, A CAYMAN ISLAND
                                       TRUST
By:    /s/ STEPHEN J. SULLIVAN         By: its Investment Manager, PARAMOUNT
       -----------------------         CAPITAL ASSET MANAGEMENT, INC.
Name:  Stephen J. Sullivan
Its:   President and CEO               BY:    /S/  LINDSAY A. ROSENWALD
Date:  5/25/98                                ---------------------------------
                                       Name:  Lindsay A. Rosenwald, M.D.
                                       Title: President

                                       THE ARIES DOMESTIC FUND, L.P.
                                       By:  its General Partner, PARAMOUNT
                                       CAPITAL ASSET MANAGEMENT, INC.

                                       By:    /s/   LINDSAY A. ROSENWALD
                                              ---------------------------------
                                       Name:  Lindsay A. Rosenwald, M.D.
                                       Title: President

* CERTAIN CONFIDENTIAL MATERIAL CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES AND EXCHANGE COMMISSION ACT OF 1934, AS AMENDED.